UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 4, 2005

MGM MIRAGE

(Exact name of registrant as specified in its charter)

DELAWARE	0-16760	88-0215232
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3600 Las Vegas Boulevard South, Las Vegas, Nevada	89109
(Address of Principal Executive Offices)	(Zip Code)

(702) 693-7120
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
INDEX TO EXHIBITS
EX-10.1
EX-10.2

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     In connection with the recently enacted Section 409A of the Internal Revenue Code of 1986 (the “Code”), the Board of Directors of MGM MIRAGE (together with its participating subsidiaries, the “Company”) approved and adopted on January 4, 2005 MGM MIRAGE’s Supplemental Executive Retirement Plan II (the “SERP II”) and MGM MIRAGE’s Deferred Compensation Plan II (the “DCP II”), with each of the SERP II and DCP II to be effective as of December 30, 2004. In connection with the adoption of the SERP II and the DCP II and the recently enacted Section 409A of the Code, the Company has suspended contributions, other than such contributions that have been otherwise earned and vested as of December 31, 2004, to MGM MIRAGE’s existing Supplemental Executive Retirement Plan and MGM MIRAGE’s existing Deferred Compensation Plan effective as of January 1, 2005. The following description of the material terms of the SERP II and the DCP II is qualified by reference to the SERP II and the DCP II, respectively, filed herewith.

     Pursuant to the terms of the SERP II, the Company will make annual contributions to individual accounts maintained under the SERP II for certain members of management and highly compensated employees of the Company selected by the Board of Directors of MGM MIRAGE or a committee designated by the Board of Directors (the Board of Directors or such committee, as applicable, the “Committee”), with such annual contribution based on a percentage of the product of the number of years of projected continuous services by the participant with the Company (with such projection assuming that such period would commence generally on the first date of such participant’s participation in the SERP II and continuing until the participant reaches the age of 65) and the annual compensation of such participant. The manner in which the amount of such contribution will be determined is identical to the manner in which the amount of contribution was determined under the existing Supplemental Executive Retirement Plan. The amounts contributed to a participant’s account under the SERP II will be indexed to one or more investment funds individually chosen by the participant from a list determined by the Committee, which list may change from time to time. The investment funds selected by a participant will be used to measure the return on his or her individual accounts. The investment funds will be used only for the purpose of calculating hypothetical returns, and the amounts in participants’ accounts will not actually be invested in the selected investment funds. In addition, upon vesting of an account under the SERP II, the Company will withhold from the corresponding participant’s salary and/or bonus such participant’s share of Federal Insurance Contribution Act deductions and other employment taxes payable with respect to such account. The vested and non-forfeited balance of a participant’s account under the SERP II will be payable either as a lump sum or as quarterly installments upon retirement, termination, or death. In addition, on a limited basis and to the extent necessary, the vested and non-forfeited balance of a participant’s account under the SERP II will be payable as a lump sum upon an occurrence of a Committee-approved unforeseeable financial emergency of such participant. In connection with the adoption of the SERP II and pursuant to Section 409A of the Code, the balance of any account under the existing Supplemental Executive Retirement Plan that remained unvested as of December 31, 2004 will be transferred to the SERP II; provided, however, that the vesting of such transferred balance will be subject to the vesting schedule set forth in the existing Supplemental Executive Retirement Plan. The balance of any such account under the existing Supplemental Executive Retirement Plan that were vested as of December 31, 2004 will be maintained under, and governed by, the existing Supplemental Executive Retirement Plan. The obligations under the SERP II will be the general unsecured obligations by the Company to pay money in the future. The Company will establish a trust to serve as a source of funds from which it can satisfy the obligations under the SERP II. Participants in the SERP II will have no rights to any assets held by the trust, except as general creditors of the Company. A participant’s rights to any amounts credited to such participant’s account may not be alienated, sold, transferred, assigned, pledged, attached or otherwise encumbered by the participant and may only pass upon the participant’s death pursuant to a beneficiary designation made by a participant in accordance with the terms of the SERP II. The Company may, by action of the Board of Directors, terminate the SERP II with respect to future contributions; provided, however, that any such termination will not affect any participant’s right to receive any payment from such participant’s account held under the SERP II prior to such termination.

     The DCP II provides certain members of management and highly compensated employees of the Company selected by the Committee the right to defer a portion of their compensation. Eligible employees may elect to defer a percentage of their salary and/or bonus under the DCP II, subject to a minimum and maximum deferral based on a percentage of such participant’s compensation. The Company will make matching contributions for a participant’s account equal to the sum of the participant’s deferral of compensation under the DCP II and the participant’s deferral of compensation under the Company’s 401(k) savings plan, subject to an aggregate percentage limitation based on such participant’s annual salary. The amounts deferred, including any matching contribution, will be indexed to one or more investment funds individually chosen by the participant from a list determined by the Committee, which list may change from time to time. The investment funds selected by a participant will be used to measure the return on such participant’s account under the DCP II. The investment funds will be used only for the purpose of calculating hypothetical returns, and the amounts in a

2

participant’s account will not actually be invested in the selected investment funds. In addition, the Company will withhold from the corresponding participant’s salary and/or bonus such participant’s share of Federal Insurance Contribution Act deductions and other employment taxes payable with respect to the deferred compensation and, upon vesting thereof, the matching contribution made by the Company under the DCP II. The vested balance of a participant’s account under the DCP II will be payable either as a lump sum or as quarterly installments upon retirement, termination, or death of such participant. In addition, upon election by a participant, the vested balance of such participant’s account under the DCP II will be payable as a lump sum in an amount equal to the participant’s corresponding annual deferral, as adjusted in accordance with the indexing of such account to the select investment funds, on a date selected by the participant that is no earlier than 5 years from the date of such deferral, or, on a limited basis and to the extent necessary, upon a Committee-approved unforeseeable financial emergency of such participant. In connection with the adoption of the DCP II and pursuant to Section 409A of the Code, the balance of any matching contribution under the existing Deferred Compensation Plan that remained unvested as of December 31, 2004 will be transferred to the DCP II; provided, however, that the vesting of such matching contribution so transferred will be subject to the vesting schedule set forth in the existing Deferral Compensation Plan. The balance of any matching contribution under the existing Deferred Compensation Plan that were vested as of December 31, 2004 and the deferred compensation made under the existing Deferred Compensation Plan prior to December 30, 2004 will be maintained under, and governed by, the existing Deferred Compensation Plan. The obligations under the DCP II will be the general unsecured obligations of the Company to pay money in the future. The Company will establish a trust to serve as a source of funds from which it can satisfy the obligations under the DCP II. Participants in the DCP II will have no rights to any assets held by the trust, except as general creditors of the Company. A participant’s rights to any amounts credited to the participant’s account may not be alienated, sold, transferred, assigned, pledged, attached or otherwise encumbered by the participant and may only pass upon the participant’s death pursuant to a beneficiary designation made by a participant in accordance with the terms of the DCP II. The Company may, by action of the Board of Directors, terminate the DCP II with respect to future contributions; provided, however, that any such termination will not affect any participant’s right to receive any payment from such participant’s account held under the DCP II prior to such termination.

     Each of the SERP II and the DCP II will be interpreted by the Committee in a manner they determine necessary to comply with the requirements of Section 409A of the Code.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits:

10.1 MGM MIRAGE Supplemental Executive Retirement Plan II.
10.2 MGM MIRAGE Deferred Compensation Plan II.

3

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGM MIRAGE

Date: January 10, 2005	By:	/s/ Bryan L. Wright
	Name:	Bryan L. Wright
	Title:	Vice President — Assistant General Counsel & Assistant Secretary

4

INDEX TO EXHIBITS

No.	Description
10.1	MGM MIRAGE Supplemental Executive Retirement Plan II.

10.2	MGM MIRAGE Deferred Compensation Plan II.

5